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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the 1996 Equity Incentive Plan of Avigen, Inc. of our report dated August 6, 1999, with respect to the financial statements of Avigen, Inc. included in its Annual Report on Form 10-K for the year ended June 30, 1999, filed with the Securities and Exchange Commission.

/s/  Ernst & Young LLP
-------------------------

Palo Alto, California
January 4, 2000

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